UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2008

SearchHelp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York	11791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (516) 922-4765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On March 25, 2008 SearchHelp, Inc. (the “Registrant”) extended the term to exercise the Registrant’s Class A Warrant (SHLPW) from March 31, 2008 to July 31, 2008. The exercise price of the Class A Warrant was lowered on December 31, 2007 from $0.75 to $0.17 per share of the Registrant’s common stock, and to reduce the exercise price of the Registrant’s Class B Warrant (SHLPZ) from $1.50 to $0.22 per share of the Registrant’s common stock. All other terms and conditions of the Warrants will remain the same. The Registrant will file a Post-Effective Amendment No. 9 to its Registration Statement on Form SB-2 (“Post-Effective Amendment”). The amended exercise price will become effective upon the date on which the Securities and Exchange Commission declares the Post-Effective Amendment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Press Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHHELP, INC.

Date: March 25, 2008
By:  /s/ William Bozsnyak

Name:  William Bozsnyak
Title:    Chief Executive Officer